UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-54323	20-3866475
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Rue Beauregard, Suite 206, Louisiana 70508

(Address of principal executive offices) (Zip Code)

(337)269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2019 (the “Effective Date”), RedHawk Holdings Corp. (the “Company”) and its wholly-owned subsidiary, RedHawk Medical Products & Services LLC, along with other affiliated entities, entered into a Consultant Agreement (“Agreement”) with Drew Pinsky, Inc. (“DPI”) f/s/o Dr. Drew Pinsky (“Consultant”), for Consultant to be the exclusive spokesperson for the Company’s Sharps Needle and Destruction Device (“SANDD”) mini™, SANDD Pro™ and any related products and/or accessories (“Products”) for an initial period of two (2) years (“Initial Period”), under the terms and conditions described in the Agreement. At the end of the Initial Period, there shall be an automatic, immediately consecutive two (2) year extension period unless DPI, within 60 days of the expiration of the Initial Period, provides written notice of its intention not to extend the Agreement.

Under the Agreement, the Company will pay DPI a royalty equal to 3% of the “Net Sales”, as defined in the Agreement, of the Products but in no event will the royalty be less than $3.50 per SANDD mini™ unit sold and $13.50 per SANDD Pro™ unit sold.

Under the Agreement, the Company will issue to the Consultant, within 30 days after the Effective Date, 68,700,000 shares of the Company’s common stock, which is equal to approximately 5% of the Company’s outstanding common stock on a fully diluted basis as of the Effective Date. Further, the Company has agreed to issue to the Consultant, one year after the Effective Date, an additional 68,700,000 shares of the Company’s common stock, unless DPI has provided the Company with written notice of its intention not to extend the Initial Period.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On July 25, 2019, the Company issued a press release announcing its entry into the Agreement described under Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Consultant Agreement dated as of July 19, 2019, by and among RedHawk Holdings Corp. and Drew Pinsky, Inc.

99.1	Press Release issued July 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2019	RedHawk Holdings Corp.

	By:	/s/ G. Darcy Klug
	Name:	G. Darcy Klug
	Title:	Interim Chief Executive Officer and Chief Financial Officer

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